UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 6, 2015 (April 30, 2015)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2014, through our subsidiary, Level 5 Beverage Company, Inc., (“Level 5”), we entered into an Agreement (the “Membership Interest Purchase Agreement”) with Avanzar Sales and Distribution, LLC, a California Limited Liability Company (“Avanzar”) to acquire an initial thirty percent (30%) equity position and fifty-one percent (51%) voting interest for the Purchase Price of $500,000 with a twenty-one percent (21%) Option and Second Option to acquire up to seventy-five percent (75%) of Avanzar. The Agreement is Effective as of September 15, 2014.

On February 10, 2015, the Company completed the initial acquisition initiated in October, 2014. On March 24, 2015, Level 5 exercised its Initial Purchase Option to acquire an additional twenty-one percent (21%). The consideration payable by Level 5 to Avanzar for the Initial Purchase Option to be acquired shall be an aggregate of Four Hundred Thousand Dollars ($400,000), of which Two Hundred Thousand Dollars ($200,000) has been paid and the remaining balance of Two Hundred Thousand Dollars ($200,000), will be payable as follows: additional payments in amounts of at least Twenty-five Thousand Dollars ($25,000) payable every 30 days until the aggregate of Four Hundred Thousand U.S Dollars ($400,000) is paid in full no later than December 31, 2015.

On April 30, 2015, Level 5 exercised Second Purchase Option to acquire an additional twenty-four percent (24%). The consideration payable to the existing members of Avanzar for the Second Purchase Option to be acquired shall be an aggregate of One Million Seventy Hundred Fifty Thousand Dollars ($1,750,000). The company issued 336,543 shares of its Class C Preferred stock pursuant to the exercise of the Second Purchase Option to the six (6) existing members of Avanzar.

The foregoing description of the Second Purchase Option is qualified in its entirety by reference to the full text of the Initial Purchase Option, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On May 6, 2015, we issued the attached press release that included a description of the agreement.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 3.02. SALE OF UNREGISTERED SECURITIES

On April 30, 2015, Level 5 exercised Second Purchase Option to acquire an additional twenty-four percent (24%). The consideration payable to the existing members of Avanzar for the Second Purchase Option to be acquired shall be an aggregate of One Million Seventy Hundred Fifty Thoursand Dollars ($1,750,000). The company issued 336,543 shares of its Class C Preferred stock pursuant to the exercise of the Second Purchase Option to the six (6) existing members of Avanzar.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

		Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Notice of Exercise of Second Purchase Option				X
10.2	Membership Interest Purchase Agreement	8-K	10/27/14	10.1
10.3	Notice of Exercise of Initial Purchase Option	8-K	3/26/14	10.1
99.1	Press Release, dated May 6, 2015				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

5/6/2015	By:	/s/ V. Scott Vanis

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